FIRST FINANCIAL HOLDINGS, INC.
34 Broad Street
Charleston, S. C. 29401
843-529-5933

December 20, 2005

Dear Shareholder:

          You are cordially invited to attend the 2006 Annual Meeting of Shareholders of First Financial Holdings, Inc. to be held at the Corporation's main office, 34 Broad Street, Charleston, South Carolina, on Thursday, January 26, 2006, at 5:30 p.m., Eastern Standard Time.

          The Notice of Annual Meeting of Shareholders and Proxy Statement on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation, as well as a representative of KPMG LLP, the Corporation's independent registered public accounting firm, will be present to respond to any relevant questions shareholders may have. The KPMG LLP representative will have the opportunity to make a statement if he or she desires to do so.

          To ensure proper representation of your shares at the meeting, please sign, date and return the enclosed proxy card in the postage-paid envelope provided as soon as possible or vote by telephone or over the Internet, even if you currently plan to attend the meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.
Sincerely,

A. Thomas Hood
President and Chief Executive Officer

FIRST FINANCIAL HOLDINGS, INC.
34 Broad Street
Charleston, South Carolina 29401
843-529-5933

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
JANUARY 26, 2006

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders ("Meeting") of First Financial Holdings, Inc. ("Corporation") will be held at the main office of the Corporation located at 34 Broad Street, Charleston, South Carolina, on Thursday, January 26, 2006, at 5:30 p.m., Eastern Standard Time, for the following purposes:

  To elect three directors of the Corporation; and

  To consider and act upon other matters as may properly come before the Meeting or any adjournments thereof.

          NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

          Any action may be taken on the foregoing proposal at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Shareholders of record at the close of business on November 28, 2005 are entitled to receive notice of and to vote at the Meeting and any adjournments or postponements thereof.

          Whether or not you plan to attend the Meeting, please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope, or vote by telephone or over the Internet, using the voting procedures described on your proxy card. The proxy will not be used if you attend and vote in person at the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Dorothy B. Wright
Corporate Secretary

Charleston, South Carolina
December 20, 2005

IMPORTANT: THE PROMPT RETURN OF YOUR SIGNED PROXY WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE VOTING PROCEDURES AND INSTRUCTIONS INCLUDED ON YOUR PROXY CARD. YOUR VOTE IS IMPORTANT, WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

TABLE OF CONTENTS

ANNUAL MEETING OF SHAREHOLDERS	1
VOTING AND PROXY PROCEDURE	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	2
PROPOSAL I -- ELECTION OF DIRECTORS	4
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS	6
DIRECTORS' COMPENSATION	7
MANAGEMENT REMUNERATION	8
AUDIT COMMITTEE MATTERS	11
CORPORATE GOVERNANCE/NOMINATING COMMITTEE MATTERS	13
COMPENSATION/BENEFITS COMMITTEE MATTERS	14
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	18
TRANSACTIONS WITH MANAGEMENT	18
SHAREHOLDER PROPOSALS	18
OTHER MATTERS	19
ANNUAL REPORT TO SHAREHOLDERS	19
APPENDIX A	A-1

PROXY STATEMENT
OF
FIRST FINANCIAL HOLDINGS, INC.
34 Broad Street
Charleston, South Carolina 29401
843-529-5933

ANNUAL MEETING OF SHAREHOLDERS
JANUARY 26, 2006

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors ("Board") of First Financial Holdings, Inc. ("First Financial" or "Corporation") to be used at the Annual Meeting of Shareholders of the Corporation ("Meeting"). First Financial is the holding company for First Federal Savings and Loan Association of Charleston, Charleston, South Carolina ("First Federal"), First Southeast Insurance Services, Inc., Kimbrell Insurance Group, Inc. and First Southeast Investor Services, Inc. The Meeting will be held at the Corporation's main office located at 34 Broad Street, Charleston, South Carolina, on Thursday, January 26, 2006, at 5:30 p.m., Eastern Standard Time. The accompanying Notice of Annual Meeting of Shareholders, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about December 20, 2005.

VOTING AND PROXY PROCEDURE

          Shareholders Entitled to Vote.

          Shareholders of record as of the close of business on November 28, 2005 ("Voting Record Date") are entitled to one vote for each share of common stock of the Corporation then held. As of the close of business on the Voting Record Date, the Corporation had 12,012,533 shares of common stock outstanding and entitled to vote.

          If you are a beneficial owner of Corporation common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the Meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Corporation common stock held in street name in person at the Meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

          Quorum.

          The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to vote at the Meeting for purposes of determining the existence of a quorum.

          Proxies; Proxy Revocation Procedures.

          The Corporation's Board of Directors solicits proxies so that each shareholder has the opportunity to vote on each proposal being considered at the Meeting. When proxies are returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board FOR the election of each director nominee set forth below. If a shareholder of record attends the Meeting, he or she may vote by ballot.

          Shareholders who execute proxies retain the right to revoke them at any time before they are voted. If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time as long as it has not been exercised. A shareholder may revoke the enclosed proxy by written notice delivered in person or mailed to the Secretary of the Corporation or by filing a later dated and signed proxy prior to a vote being taken on the proposal at the Meeting. A shareholder may revoke a proxy electronically by entering a new vote by telephone or over the Internet (following the instructions on the enclosed proxy card). Attendance at the Meeting will not automatically revoke a proxy, but a shareholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

          If your Corporation common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

          Vote Required.

          Abstentions and "broker non-votes" (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

          The directors to be elected at the Meeting will be elected by a plurality of the votes cast by shareholders present in person or by proxy and entitled to vote. Votes may be cast for or withheld from each nominee for election as director. Pursuant to the Corporation's Certificate of Incorporation, shareholders are not permitted to cumulate their votes for the election of directors. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors are elected by a plurality of the votes cast.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

          Persons and groups beneficially owning in excess of five percent of the Corporation's common stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and provide a copy to the Corporation, disclosing their ownership pursuant to the Securities Exchange Act of 1934, as amended ("1934 Act"). Based upon these reports, the following table sets forth, as of September 30, 2005, certain information as to those persons who were beneficial owners of more than five percent of the outstanding shares of the Corporation's common stock. As of September 30, 2005, management knows of no persons, other than Private Capital Management, L. P., who beneficially owned more than five percent of the outstanding shares of the Corporation's common stock.

          The following table also sets forth, as of September 30, 2005, information as to the shares of common stock beneficially owned by (a) each current director of the Corporation and each of management's nominees for director, (b) the Chief Executive Officer and the four highest paid executive officers who received salary and bonus in excess of $100,000 during the fiscal year ended September 30, 2005 ("Named Executive Officers") and (c) all executive officers and directors of the Corporation as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership[1,2]	Percent of Shares of Common Stock Outstanding

Private Capital Management, L. P. [3] 8889 Pelican Bay Blvd., Suite 500 Naples, FL 34108	1,145,283	9.45%
Non-Employee Directors
Paula Harper Bethea	13,792	4
Paul G. Campbell, Jr.	29,122	4
Ronnie M. Givens	4,867	4
Thomas J. Johnson	28,408	4
James C. Murray	41,498	4
D. Kent Sharples	37,822	4
Henry M. Swink	29,682	4
Employee Directors
A. Thomas Hood [5]	228,667	1.88%
James L. Rowe	14,707	4
Named Executive Officers Who Are Not Directors
Charles F. Baarcke, Jr.	81,454	4
Susan E. Baham	110,443	4
John L. Ott, Jr.	138,903	1.14%
Clarence A. Elmore, Jr.	18,308	4

All Directors and Executive Officers as a group (13 persons)	777,673	6.30%

1

In accordance with Rule 13d-3 under the 1934 Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if he or she has voting and/or investment power with respect to such shares. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.

2

Includes options awarded under the Corporation's 1994 and 2004 Directors Stock Options-for-Fees Plans that are exercisable within 60 days of the close of business on the Voting Record Date for the following directors: Mrs. Bethea-3,197 shares; Mr. Campbell-17,055 shares; Mr. Givens-2,217 shares; Mr. Murray-15,910 shares; Dr. Sharples-17,244 shares; and Mr. Swink-21,837 shares. The total also includes 44,900, 7,385, 26,300, 34,000, 27,000, 17,500, and 234,545 shares of common stock that may be received upon the exercise of stock options that are exercisable within 60 days of the close of business on the Voting Record Date for Hood, Rowe, Baarcke, Baham, Ott, Elmore and all executive officers and directors as a group, respectively.

3

Private Capital Management, L. P. ("PCM"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, is deemed to have beneficial ownership of 1,145,283 shares of the Corporation's common stock as of September 30, 2005 based on information obtained from a Schedule 13F-HR filed with the SEC on November 14, 2005 and as verified by PCM. In its role as investment advisor, PCM exercises investment discretion with respect to the securities of the Corporation described in this table. All securities reported in this table are owned by clients of PCM and PCM disclaims beneficial ownership of such securities.

4	Less than one percent of shares outstanding.
5	Mr. Hood is also a Named Executive Officer of the Corporation.

PROPOSAL I -- ELECTION OF DIRECTORS

          The Board is currently composed of nine members. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Mr. Gary C. Banks, Jr. resigned as a director effective January 31, 2005 and the Board of Directors voted to decrease the size of the Board from ten to nine members. The Board of Directors selects nominees for election as directors, based on the recommendation of the Corporate Governance/Nominating Committee. A. Thomas Hood, James L. Rowe and Henry M. Swink have each been nominated for election to the Board for three-year terms, or until their respective successors have been elected and qualified. All nominees are currently members of the Board and each has consented to being named in this Proxy Statement and to serving as a director on the Board if elected.

          It is intended that the proxies solicited by the Board will be voted for the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of a substitute recommended by the Board or the Board may adopt a resolution to amend the Corporation's Bylaws to reduce the size of the Board. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR ELECTION AS DIRECTORS OF THE CORPORATION.

          The following table sets forth certain information regarding the nominees for election at the Meeting as well as information regarding those directors continuing in office after the Meeting.
Name	Age [1]	Year First Elected Director [2]	Year Term Expires

Board Nominees

A. Thomas Hood[3]	59	1987	2009[4]
James L. Rowe	62	2001	2009[4]
Henry M. Swink	60	2002	2009[4]
Directors Continuing in Office
Thomas J. Johnson[3]	55	1998	2008
James C. Murray[3]	66	1991	2008
D. Kent Sharples	62	1992	2008
Paula Harper Bethea[3]	50	1996	2007
Paul G. Campbell, Jr.[3]	59	1991	2007
Ronnie M. Givens	63	2004	2007

[1]		As of September 30, 2005.
[2]		Includes prior service, as applicable, on the Board of Directors of First Federal.
[3]		Also serves as a director of First Federal.
4		Assuming reelection.

          The following discussion presents information with respect to the nominees at the Meeting:

          A. THOMAS HOOD is President and Chief Executive Officer of First Financial Holdings, Inc. and First Federal of Charleston. He also serves on the Boards of the Corporation, First Federal and First Southeast Insurance Services, an affiliate of First Federal.

          Mr. Hood began his career with First Federal in 1975 and was named Executive Vice President of First Federal in 1984. He was elected to the Board of Directors in 1987 and was named to his current position on July 1, 1996. He is a graduate of the Citadel and is a licensed Certified Public Accountant.

          Mr. Hood is involved in numerous professional and community organizations, including the Board of Directors of the Business Development Corporation of South Carolina. He serves on the Board and

Executive Committee and is First Vice Chairman of the Charleston Area Chamber of Commerce. He also serves as Co-Chairman of the Board of the Charleston Education Network, and as a Board member on the Boards of South Carolina Independent Colleges and Universities and The Salvation Army where he is past Chairman of the Advisory Board. He is a member of the Executive Committee and past Chairman of the Board of Directors of the Trident United Way ("TUW") and has served as Chairman of the Community Investments Committee for TUW. He also has previously served as a member and Chairman of the Financial Institutions Accounting Committee, a national banking trade group committee. He also has served as a volunteer mentor and tutor for the HOST program (Help One Student to Succeed) at Sanders-Clyde Elementary School and at Midlands Park Elementary School.

          JAMES L. ROWE is President of First Southeast Insurance Services, Inc. and Kinghorn Insurance Services, Inc., subsidiaries of the Corporation. Mr. Rowe is active in community affairs, having served as a Director on the Hilton Head/Bluffton Chamber of Commerce Board, Director for Palmetto Electric Cooperative, Commissioner for Broad Creek Public Service District and a member and past President of the VanLandingham Rotary Club. Mr. Rowe is a past Director for Lutheran Homes of South Carolina and President of Rowe Farm LLC. He has served on various insurance company/agency councils and has been the recipient of the Young Agent of the Year Award in 1984 and the Independent Agent of the Year Award in 2001, which were presented by the Independent Insurance Agents of South Carolina. He currently serves on the Board of Directors of the Independent Insurance Agents of South Carolina.

          HENRY M. SWINK is president of McCall Farms, Inc., a food processing company that manufactures and markets canned fruits and vegetables throughout the Southeast. From 1996 until 2002, he served as a Director of Peoples Federal Savings and Loan Association ("Peoples Federal"), a federally insured subsidiary of the Corporation, until it was merged with First Federal on August 30, 2002. Mr. Swink is active in various civic activities having been a member of the Florence Kiwanis Club for 30 years. He is Chairman of the Advisory Board for Carolina Hospital Systems, serves on the Doctors Bruce-Lee Foundation, and chairs the Finance Committee of this Foundation. He is an active member of the Effingham Presbyterian Church and has served on the Session for 20 years. He currently serves on the Board of the Legislative Audit Council and the Clemson University Board of Visitors.

          The present principal occupation and other business experience during the last five years of each director continuing in office is set forth below:

          Paula Harper Bethea is the Director of External Relations, McNair Law Firm, P.A.

          Paul G. Campbell, Jr. is the Vice Chairman of the Corporation and First Federal, retired President of the Southeast Region for Alcoa Primary Metals, the world's leading aluminum reduction company. He continues to work for Alcoa as a consultant.

          Ronnie M. Givens is a Certified Public Accountant and Chairman/Vice President of Gamble Givens & Moody LLC.

          Thomas J. Johnson is President, Chief Executive Officer and Owner of F & J Associates, a company that owns and operates automobile dealerships in the southeastern United States and the U. S. Virgin Islands.

          James C. Murray is Chairman of the Corporation and First Federal, and retired President, Chief Executive Officer and Chairman of the Board of Directors of Utilities Construction Company, Inc. and its subsidiaries, an electrical contracting company specializing in high voltage electrical work and heavy industrial work in the Southeast.

          D. Kent Sharples has been President of Daytona Beach Community College, Daytona Beach, Florida since July 1999. From July 1980 to July 1999, Dr. Sharples was President of Horry-Georgetown Technical College, Conway, South Carolina.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

          Attendance at Board, Committee and Annual Shareholders' Meetings.

          The Board of Directors conducts its business through Board meetings and through its committees. During the fiscal year ended September 30, 2005, the Board held 15 meetings. No director of First Financial attended less than 75 percent of the total meetings of the Board and committees on which such Board member served during this period for the Corporation.

          Directors are expected to attend First Financial's annual meeting of shareholders, but the Corporation has no formal policy regarding attendance. The Corporation reimburses its directors for all out-of-pocket expenses associated with attendance at annual meetings. All members of the Boards of Directors of the Corporation and First Federal attended the 2005 Annual Meeting of Shareholders with the exception of one First Federal director who was ill.

          Director Independence.

          The Board is comprised of a majority (78%) of independent directors in compliance with SEC and Nasdaq Marketplace Rules. All members of the Audit, Compensation/Benefits and Corporate Governance/Nominating committees are independent pursuant to SEC and Nasdaq Marketplace Rules. The Board has determined that all members of the Board are independent, except for A. Thomas Hood and James L. Rowe who are employees of the Corporation.

          Board Committees.

          The following table lists the membership of the standing committees of First Financial's Board of Directors:
Director	Executive	Compensation/ Benefits	Audit	Corporate Governance/ Nominating

Paula Harper Bethea	X	X		X
Paul G. Campbell, Jr.	X		X	X
Ronnie M. Givens		X	X
A. Thomas Hood	X
Thomas J. Johnson		X	X
James C. Murray	X			X
James L. Rowe
D. Kent Sharples		X	X
Henry M. Swink			X	X

          The Executive Committee of the Corporation, composed of Bethea, Campbell, Hood and Murray, met once during the fiscal year ended September 30, 2005. The full Board meets monthly in executive session, without the presence of management directors.

          The Audit Committee of the Corporation, composed of Campbell, Givens, Johnson, Sharples and Swink, meets at least quarterly to:

  Monitor the integrity of the financial reporting process and systems of internal controls regarding finance, accounting, regulatory and legal compliance.

  Appoint, compensate and oversee the work of the independent registered public accounting firm employed for the purpose of preparing an audit report or related work.

  Facilitate communication among the independent registered public accounting firm, management, employees, the internal auditing department and the Board of Directors.

  Approve loans made to affiliates.

          This Committee met ten times during the fiscal year ended September 30, 2005. For additional information regarding the Audit Committee, see "Audit Committee Matters" included herein.

          The Compensation/Benefits Committee of the Corporation, composed of Bethea, Givens, Johnson and Sharples, reviews compensation policies and benefit plans of the Corporation, grants stock options and recommends compensation for senior management. This Committee held six meetings during the fiscal year ended September 30, 2005.

          The Corporate Governance/Nominating Committee of the Corporation, composed of Bethea, Campbell, Murray, and Swink selects the nominees for election as director. The appointment of the Corporate Governance/Nominating Committee is authorized by Article II, Section 14 of the Corporation's Bylaws, which also provides that: "No nominations for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by shareholders are made in writing and delivered to the Secretary of the Corporation in accordance with the provisions of the Corporation's Certificate of Incorporation." The Corporate Governance/Nominating Committee met six times during the fiscal year ended September 30, 2005. For additional information regarding the Corporate Governance/Nominating Committee, see "Corporate Governance/Nominating Committee Matters" included herein.

DIRECTORS' COMPENSATION

          During the fiscal year ended September 30, 2005, non-management members of the Corporation's Board who also serve First Federal's Board received monthly fees of $1,900, except the Chairman and Vice Chairman, who received monthly fees of $2,400 and $2,150, respectively. Non-management members who serve either First Financial or First Federal's Board received monthly fees of $1,667. First Financial's Audit Committee members each received an additional annual fee of $1,000 and the Audit Committee Chairman received an additional annual fee of $1,200. Non-management directors who serve on First Financial's non-banking subsidiary boards were paid nominal fees on a quarterly basis.

          The 2004 Outside Directors Stock Options-For-Fees Plan was approved by shareholders at the January 29, 2004 Annual Meeting of Shareholders. In addition to outside directors, the Plan also allows advisory and emeritus directors of the Corporation and its subsidiaries to participate in the Plan. In fiscal 2005, 12 directors (excluding Emeritus and Advisory Directors) participated in the Plan, deferring $189,818 in fees.

          The Performance Equity Plan for Non-Employee Directors was approved by shareholders at the January 22, 1997, Annual Meeting of Shareholders. Performance targets for the ninth plan year resulted in the total award of 675 shares to the non-employee directors of First Financial and First Federal.

MANAGEMENT REMUNERATION

          Summary Compensation Table.

          The following information is furnished for the Named Executive Officers during the fiscal year ended September 30, 2005.
		Annual		Long-Term
		Compensation*		Compensation

				Awards	All Other
Name and			Bonus	Stock Options	Compensation
Principal Position	Year	Salary ($)	($)[1]	(#)	($) [2]

A. Thomas Hood President and Chief Executive Officer of the Corporation and First Federal	2005	240,760	89,571[3]	3,500	13,429
	2004	234,541	--	3,000	13,679
	2003	227,208	67,120	4,000	22,863

Susan E. Baham Executive Vice President and Chief Financial Officer of the Corporation and First Federal	2005	190,592	71,331[3]	3,000	13,184
	2004	185,661	--	2,500	12,081
	2003	179,849	44,387	3,500	17,676

Charles F. Baarcke, Jr. Executive Vice President of the Corporation and First Federal	2005	190,602	80,063[3]	3,000	13,184
	2004	185,661	--	2,500	12,509
	2003	179,849	44,162	3,500	18,643

John L. Ott, Jr. Executive Vice President of the Corporation and First Federal	2005	190,592	78,793[3]	3,000	13,184
	2004	185,661	--	2,500	12,509
	2003	179,849	45,244	3,500	16,636

Clarence A. Elmore, Jr. Senior Vice President of First Federal	2005	157,050	70,313[3]	3,000	10,863
	2004	152,984	--	2,500	10,308
	2003	148,200	33,197	3,500	12,624

*

All compensation is paid by First Federal but allocated between the Corporation and First Federal based on the approximate time spent by the Named Executive Officer on Corporation business. Excludes perquisites which did not exceed the lesser of $50,000 or ten percent of the salary and bonus.

1

Reflects earned incentive bonuses awarded for the fiscal year which were paid in the subsequent fiscal year. For more details on the Performance Incentive Compensation Plan, please refer to the Report of the Compensation/Benefits Committee in this Proxy Statement.

2					Represents total 401(k) and profit sharing plan contributions paid by the Corporation.
3					Includes a $30,000 retention bonus paid on December 20, 2004.

          Option Grants.

          The Corporation maintains several stock option plans, which provide discretionary awards of options to purchase common stock to officers and employees as determined by the Board of Directors. The following table lists all grants of options under the stock option plans to the Named Executive Officers for the year ended September 30, 2005 and contains certain information about the potential value of the options based upon certain assumptions as to the appreciation of the Corporation's common stock over the life of the option.

Individual Grants					Potential Realizable Value

	Number of	Percent of			at Assumed Annual Rates of
	Shares	Total Options			Stock Price Appreciation for
	Underlying	Granted to	Exercise		Option Term (10 years)
	Options	Employees in	Price	Expiration	5%	10%
Name	Granted (#)	Fiscal Year (%)	($/Share)	Date	($)[1]	($)[1]

A. Thomas Hood	3,500	2.1	32.30	11/23/2014	71,097	180,173

Susan E. Baham	3,000	1.8	32.30	11/23/2014	60,940	154,434

Charles F. Baarcke, Jr.	3,000	1.8	32.30	11/23/2014	60,940	154,434

John L. Ott, Jr.	3,000	1.8	32.30	11/23/2014	60,940	154,434

Clarence A. Elmore, Jr.	3,000	1.8	32.30	11/23/2014	60,940	154,434

[1]

The dollar amounts indicated in these columns are the result of calculations assuming five percent and ten percent growth rates as required by the rules of the SEC. These growth rates are not intended by First Financial to forecast future appreciation, if any, of the price of First Financial common stock. The actual value, if any, realized by an executive officer will depend on the excess of the market price of the shares over the exercise price on the date the option is exercised.

          Option Exercise/Value Table.

          The following table sets forth information with respect to options exercised during the fiscal year ended September 30, 2005 and remaining unexercised at the end of the fiscal year for the Named Executive Officers.

Shares Underlying
			Number of Unexercised	Value of Unexercised In-the-
	Shares	Value	Options at Fiscal Year	Money Options at Fiscal
	Acquired on	Realized	End Exercisable/	Year End[1]
Name	Exercise (#)	($)	Unexercisable (#)	Exercisable/Unexercisable ($)

A. Thomas Hood	--	--	44,900/--	586,222/--

Susan E. Baham	--	--	34,000/--	407,117/--

Charles F. Baarcke, Jr.	--	--	26,300/--	245,361/--

John L. Ott, Jr.	2,000	35,850	27,000/--	259,862/--

Clarence A. Elmore, Jr.	--	--	17,500/--	82,657/--

[1]

The values shown equal the difference between the exercise price of unexercised in-the-money options and the closing market price ($30.84) of the common stock on September 30, 2005. Options are in-the-money if the fair market value of the shares covered by the option exceeds the exercise price of the option.

          The Compensation/Benefits Committee has established First Financial stock ownership guidelines for members of management. The desired level of stock ownership is based on the market value of the shares owned as a percentage of annual salary. The percentages are 400 percent, 200 percent and 100 percent for the President, Executive Vice Presidents and other members of the management team, respectively. Stock ownership goals are expected to be met within five years. When goals are met, additional stock options may be granted. All members of management currently meet stock ownership goals set by the Corporation, with the exception of five management team members, all of whom have been management team members for less than five years.

          Employment Agreements.

          First Federal and First Financial have entered into employment agreements ("Agreements") with Hood, Baham, Baarcke, Ott, and Elmore. Currently, Hood's Agreement expires on July 30, 2006, Baham's Agreement expires on September 26, 2006, Baarcke's and Ott's Agreements expire on October 1, 2006, and

Elmore's Agreement expires on August 1, 2006. The Agreements of Hood, Baham, Baarcke, Ott and Elmore provide for a minimum annual salary of $175,620, $88,448, $104,220, $112,080, and $140,000, respectively. The Agreements also provide for disability and retirement income benefits, bonus, and other fringe benefits as may be approved by the Board.

          The terms of each of the Agreements may be extended for an additional 12 full calendar months upon action of the Boards of First Federal and First Financial, as appropriate, prior to the respective anniversary dates of the Agreements. Each of the Agreements provides for termination for cause or in certain events specified by Office of Thrift Supervision regulations. The Agreements are also terminable by First Federal or the Corporation without cause except that the affected employee would be entitled to the full amount of salary remaining under the term of the Agreement.

          In the event of a change in control (as defined in each Agreement) of the Corporation followed by the involuntary termination of employment (or voluntary termination of employment in certain circumstances) of the executive following the change in control, each Agreement provides for the payment to the employee of the greater of the salary which would have been received for the remainder of the Agreement or 2.99 times the average of the prior five years' salaries for Hood, Baham, Baarcke, and Ott; and two times the current salary for Elmore. At September 30, 2005, Hood, Baham, Baarcke, Ott and Elmore would have received approximately $869,405, $657,566, $637,511, $667,745, and $352,188, respectively, if their employment were terminated subsequent to a change in control.

          Equity Compensation Plan Information.

          The following table summarizes share and exercise price information about the Corporation's equity compensation plans as of September 30, 2005.

Number of Securities
	Number of Securities	Weighted-Average	Remaining Available
	to be Issued upon Exercise	Exercise Price of	for Future
	of Outstanding Options,	Outstanding Options,	Issuance under Equity
Plan Category	Warrants and Rights	Warrants and Rights	Compensation Plans[1]

Equity compensation
Plans approved by
Security holders	938,442	$23.72	1,255,184

Equity compensation
Plans not approved
by security holders	--	--	--

Total	938,442	$23.72	1,255,184

1

As of September 30, 2005, there are 175,004 shares remaining in the previous Performance Equity Plan. Shares remaining upon termination of this plan will expire. The Plan terminated September 30, 2005 and shares related to performance for that year will be issued in February 2006. Also included are 600,000 shares in the 2005 Stock Option Plan and 60,000 shares in the 2005 Performance Equity Plan, which were approved by shareholders last year. The Corporation anticipates issuing shares in fiscal 2006 under these plans.

AUDIT COMMITTEE MATTERS

          The Audit Committee of First Financial is composed of five independent directors and operates under a written charter adopted by the Board on May 25, 2000, and amended several times, most recently on September 22, 2005. A copy of the amended charter is attached hereto as Appendix A. The charter is available on the Corporation's website at www.firstfinancialholdings.com. The Audit Committee is responsible for the appointment, compensation and oversight of the Corporation's independent registered public accounting firm.

          The Board of Directors has determined that Ronnie M. Givens meets the qualifications of an "audit committee financial expert" in accordance with SEC rules, including meeting the relevant definition of "independent director."

          Report of the Audit Committee.

          Management is responsible for the Corporation's internal controls, including internal controls over financial reporting, and the preparation and presentation of the financial statements and overall financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon and annually auditing management's assessment of the effectiveness of internal control over financial reporting. The Audit Committee's responsibilities include the following:

  review annual and quarterly financial statements prior to filing or distribution and discuss the results of the annual audit;

  review quarterly Chief Executive Officer/Chief Financial Officer certifications;

  review the qualifications, independence and performance of the independent registered public accounting firm;

  review the operation, organizational structure and qualifications of the internal audit department;

  review significant reports regarding the Corporation prepared by the internal audit department;

  review the Corporation's compliance with applicable laws and regulations;

  review employee and shareholder complaints regarding accounting, audit or internal control issues; and

  approve loans to affiliates.

          Thus, in fulfilling its responsibilities, the Audit Committee has met and held discussions with management and the independent registered public accounting firm regarding the financial statements for the year ended September 30, 2005. Management represented to the Audit Committee that the Corporation's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statements of Auditing Standards ("SAS") No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications.

          The Corporation's independent registered public accounting firm also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee discussed with the independent registered public accounting firm that firm's independence.

          Based upon the Audit Committee's discussions with management and the independent registered public accounting firm and the Audit Committee's review of the representation of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Corporation's Annual Report on Form 10-K for the year ended September 30, 2005, filed with the SEC.

          Submitted by the Audit Committee of the Board of Directors:

Ronnie M. Givens, Chairman
Paul G. Campbell, Jr.
Thomas J. Johnson
D. Kent Sharples
Henry M. Swink

          Independence and Other Matters.

          Each member of the Audit Committee is "independent," as defined under the Nasdaq Marketplace Rules. The Audit Committee members do not have any relationship to the Corporation that may interfere with the exercise of their independence from management and the Corporation. None of the Audit Committee members are current officers or employees of the Corporation or its affiliates.

          Auditing and Related Fees.

          The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Corporation's annual financial statements for fiscal 2005 and 2004, and fees billed for other services rendered by KPMG LLP.
	2005	2004

Audit Fees[1]	$ 513,174	$ 318,500
Audit related fees[2]	4,000	54,000

Audit and audit related fees	517,174	372,500
Tax Fees[3]	145,900	51,750
All other fees[4]	-	69,051

Total fees	$ 663,074	$ 493,301

_____________

1	Audit fees consisted of the following:

		2005	2004

	Audit of the consolidated financial statements
	and quarterly reviews	$ 285,000	$ 207,000

	Audit of internal control over financial reporting	225,674	-
	Review of registration statements	2,500	2,500
	Issuance of letter to underwriters	-	95,000
	Audit of First Southeast Investor Services	*****	14,000

	Audit fees	$ 513,174	$ 318,500

	*****Included in the consolidated audit fee for 2005.

2

Audit related fees consisted of fees related to FDICIA attestation procedures in 2004 (for 2005 FDICIA fees were included in the consolidated audit fee shown above) and audit of the employee stock purchase plan for 2005 and 2004.

3	For 2005, tax fees consist of tax compliance services and tax consulting services of $95,920 and $49,980, respectively. Tax fees consist of fees for tax compliance services for 2004.
4	All other fees consist of fees for due diligence services.

          It is the policy of the Audit Committee to pre-approve all auditing services and non-auditing services provided to the Corporation by its independent registered public accounting firm, KPMG LLP, including fees and terms. Pre-approval is typically granted by the full Audit Committee. In considering non-audit services, the Audit Committee will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent registered public accounting firm and whether the service could compromise the independence of the independent registered public accounting firm. The Audit Committee pre-approved all of the engagements for the audit of the Corporation, audit related engagements, tax engagements and other permitted non-audit services of KPMG LLP paid during fiscal 2005 and fiscal 2004.

CORPORATE GOVERNANCE/NOMINATING COMMITTEE MATTERS

          The Corporate Governance/Nominating Committee ("Committee") of First Financial is composed of four directors and operates under a written charter adopted by the Board on September 25, 2003. The charter is available on the Corporation's website at www.firstfinancialholdings.com.

          The Committee's responsibilities are to:

  Nominate persons for election or appointment to the Board;

  Assess Board and Committee membership needs; and

  Implement policies and processes regarding corporate governance matters.

          Report of the Corporate Governance/Nominating Committee. The Committee is responsible for identifying individuals qualified to become Board members and to recommend to the Board the individuals for nomination as members of the Board. The Committee and the Board expect to create a Board that will demonstrate objectivity and the highest degree of integrity on an individual and collective basis. The Committee considers the needs of the Board and the Corporation in light of the current mix of director skills and attributes. The Committee's evaluation of director candidates includes an assessment of issues and factors regarding an individual's education, business experience, accounting and financial expertise, age, diversity, reputation, civic and community relationships. The Committee also takes into consideration the Board's retirement policy, the ability of directors to devote adequate time to Board and Committee matters, and the Board's belief that a substantial majority of the Board should consist of independent directors. When considering current Board members for nomination for reelection, the Committee also considers prior Board contributions and performance, as well as meeting attendance records.

          The Committee seeks the input of the other members of the Board in identifying and attracting director candidates who are consistent with the criteria outlined above. In addition, the Committee may use the service of consultants or a search firm, although it has not done so in the past. The Committee will consider recommendations by the Corporation's shareholders of qualified director candidates for possible nomination by the Board. Shareholders may recommend qualified director candidates by writing to Dorothy B. Wright, Corporate Secretary, First Financial Holdings, Inc., 2440 Mall Drive, Charleston, South Carolina 29406. Submissions should include information regarding a candidate's background, qualifications, experience and willingness to serve as a director. Based on preliminary assessment of a candidate's qualifications, the Corporate Governance/Nominating Committee may conduct interviews with the candidate and request additional information from the candidate. The Committee uses the same process for evaluating all nominees, including those recommended by shareholders. The Corporate Governance/Nominating Committee did not receive any shareholder nominations this year.

          Submitted by the Corporate Governance/Nominating Committee of the Board of Directors:
James C. Murray, Chairman
Paula Harper Bethea
Paul G. Campbell, Jr.
Henry M. Swink

          Independence.

          Each member of the Corporate Governance/Nominating Committee is "independent," as defined under the Nasdaq Marketplace Rules. The Committee members do not have any relationship to the Corporation that may interfere with the exercise of their independence from management and the Corporation. None of the Committee members are current officers or employees of the Corporation or its affiliates.

          The Board conducted a directors' self assessment and a financial literacy quiz during this fiscal year. The evaluation covered independence, preparation, knowledge and expertise, attendance and commitment, shareholder alignment, judgment and skills, and participation and contribution to collective decision-making. The Board continues to review and work for improvement where there are opportunities.

          Code of Business Conduct and Ethics.

          The Corporation, its affiliates and subsidiaries are committed to maintaining high standards of corporate governance. The Corporation's and First Federal's executive officers and the Board of Directors have worked together to establish a comprehensive set of corporate governance initiatives that they believe will serve the long-term interests of the Corporation's shareholders and employees. These initiatives are intended to comply with the provisions contained in the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC adopted thereunder, and the Nasdaq Marketplace Rules. The Board will continue to evaluate, and improve the Corporation's and First Federal's corporate governance principles and policies as necessary and as required.

          First Financial has had a written code of conduct for its officers, directors and employees since 1988. On May 26, 2005, the Board of Directors adopted a revised Code of Business Conduct and Ethics for the Corporation's officers (including its senior financial officers), directors and employees. The Code of Business Conduct and Ethics requires the Corporation's officers, directors and employees to maintain the highest standards of professional and ethical conduct. The Code includes guidelines relating to the ethical handling of actual or potential conflicts of interest, compliance with laws, accurate financial reporting, and procedures for promoting compliance with, and reporting violations of the Code. A copy of the Code of Business Conduct and Ethics is posted on the Corporation's website at www.firstfinancialholdings.com.

COMPENSATION/BENEFITS COMMITTEE MATTERS

          Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933, as amended, or the 1934 Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation/Benefits Committee and performance graph shall not be incorporated by reference into any such filings.

          Report of the Compensation/Benefits Committee.

          The Compensation/Benefits Committees of the Boards of the Corporation and First Federal are composed entirely of independent directors. The Corporation's Compensation/Benefits Committee is

responsible for establishing and monitoring compensation policies of the Corporation and for reviewing and ratifying the actions of First Federal's Compensation/Benefits Committee.

          It is the policy of First Federal that the performance of senior management be evaluated using the same established criteria that are used for its employees and that the salary structure for the executive officers be included in the salary structure of First Federal. The Compensation/Benefits Committees are responsible for evaluating the performance of the Chief Executive Officer of First Federal and First Financial and setting his compensation, while the Chief Executive Officer of First Federal evaluates the performance of other senior officers of First Federal. Salary increases are recommended to the Compensation/Benefits Committee based on these evaluations. The Compensation/Benefits Committee reviews the evaluations and sets the salaries for the coming year. Members of senior management receive base salaries determined by the responsibilities, skills and experience related to their respective positions.

          The Compensation/Benefits Committees' considerations include management skills, long-term performance, shareholder returns, operating results, asset quality, asset-liability management, regulatory compliance, unusual accomplishments, economic conditions, external events that affect the operations of the Corporation and First Federal, the competitiveness of the executive's total compensation and First Financial's ability to pay an appropriate and competitive salary. Compensation policies must promote the attraction and retention of highly qualified executives and the motivation of these executives to achieve financial and other goals that result in the success of the Corporation and First Federal and the enhancement of long-term shareholder value. Members of senior management are eligible for periodic increases in their base salary as a result of individual performance or significant increases in their duties and responsibilities. The amount and timing of an increase depends upon the individual's performance, position of salary to the competitive market median salary, and the time interval and any added responsibilities since the last salary increase.

          In addition to salaries, the Corporation's compensation plan includes Profit Sharing Plan contributions and matching contributions to the 401(k) Plan, both of which are based on the profitability of the Corporation and its subsidiaries. Stock options are also awarded periodically based on performance, length of service and salary grades. The Compensation/Benefits Committee believes that awards of stock options provide increased motivation to work for the success of the Corporation, thereby increasing personal financial success. All options granted to executives and employees are exercisable at the closing price of the Corporation's stock on the date of grant.

          In September 1996, the Board approved a Management Performance Incentive Compensation Plan that became effective October 1, 1996. The purpose of the Plan is to share the rewards of excellent performance with those managers who provide knowledge and direction to the Corporation and work to accomplish results that are above expectations. Standards of measurement are developed annually, and the Corporation and First Federal must meet the goals as identified in their strategic business plans. Management can receive additional compensation up to 65% of base salary. The Chief Executive Officer's performance incentive compensation is based on an average of all goals achieved by those managers.

          Any incentive awards are supplements to annual compensation. No incentive bonus will be awarded for a fiscal year regardless of performance on individual factors if the Corporation's and First Federal's returns on shareholders' equity are less than the approved minimum for that fiscal year. Participants in the plan are limited to executives who are responsible for directing functions which have significant impact on the growth and profitability of First Federal and the Corporation.

          Periodically, independent compensation consultants are engaged to review the salary levels of all members of management as compared to peers with comparable responsibilities in other companies. Results are reported to the Compensation/Benefits Committee.

          During the fiscal year ended September 30, 2005, the base compensation for A. Thomas Hood, President and Chief Executive Officer of the Corporation, was $240,760, which represented a three percent increase from the previous fiscal year's base compensation of $234,541. Mr. Hood's total compensation package is outlined in the summary compensation table. Additionally, Mr. Hood drives an automobile supplied by the Corporation and receives benefits given to all full-time employees of the Corporation. Each member of the Compensation/Benefits Committee believes Mr. Hood's current total compensation is not excessive or unreasonable.

Submitted by the Compensation/Benefits Committees of the Boards of Directors:
FIRST FINANCIAL	FIRST FEDERAL
Paula Harper Bethea, Chairman	Paul G. Campbell, Jr., Chairman
Ronnie M. Givens	Richard W. Salmons
Thomas J. Johnson	B. Ed Shelley, Jr.
D. Kent Sharples	Hugh L. Willcox, Jr.

          Compensation/Benefits Committee Interlocks and Insider Participation.

          The Board of the Corporation has a Compensation/Benefits Committee composed of Bethea, Givens, Johnson and Sharples. The Compensation/Benefits Committee reviews and ratifies the actions of the Compensation Committee of First Federal. No member of the Compensation/Benefits Committee was an officer or employee of the Corporation or any of its subsidiaries during the year ended September 30, 2005, was formerly an officer or employee of the Corporation or any of its subsidiaries, or had any relationship otherwise requiring disclosure.

          Performance Graph. The following graph shows a five year comparison of cumulative total returns for the Corporation, the CRSP Index for Nasdaq Stock Market (U.S. Companies) and the CRSP Peer Group Indices for Nasdaq Savings Institutions and Bank Stocks. *
CRSP Total Returns Index for:	09/2000	09/2001	09/2002	09/2003	09/2004	09/2005
FIRST FINANCIAL HOLDINGS, INC	100.0	154.6	187.0	214.8	228.7	232.8
Nasdaq Stock Market (US Companies)	100.0	40.9	32.2	49	52.1	59.4
Nasdaq Savings Institutions Stocks	100.0	139.9	174.2	244.3	300.0	316.5
(SIC 6030-6039 US Only)
Nasdaq Bank Stocks	100.0	113.4	119.9	139.5	162.9	170.2
(SIC 6020-6029, 6710-6719 US & Foreign)

Notes:
A.	The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B.	The indices are reweighted daily, using the market capitalization on the previous trading day.
C.	If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding day is used.
D.	The index level for all series was set to 100.0 on 9/29/2000.
*Source: Center for Research in Security Prices (CRSP), the University of Chicago Graduate School of Business. Used with permission. All rights reserved.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the 1934 Act requires certain officers of the Corporation and its directors, and persons who beneficially own more than ten percent of any registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten percent shareholders are required by regulation to furnish the Corporation with copies of all 16(a) forms they file.

          Based solely on a review of the reports and written representations it has received, the Corporation believes that during the fiscal year ended September 30, 2005, all filing requirements applicable to its reporting officers, directors and greater than ten percent beneficial owners were properly and timely complied with, except for a report filed by Michael A. Hilton, a Director of First Federal. Mr. Hilton filed a Form 4, Statement of Change in Beneficial Ownership of Securities, on November 17, 2004, for a transaction to purchase 39 shares on November 5, 2004.

TRANSACTIONS WITH MANAGEMENT

          James L. Rowe is a former principal of Kinghorn Insurance Agency ("Kinghorn"). The Corporation purchased the Hilton Head Island, Bluffton and Ridgeland operations of Kinghorn in May 2001. In connection with the transaction, Mr. Rowe, as a 60 percent owner of Kinghorn, received approximately $5.2 million, or 60 percent, of the purchase price.

          In addition to the purchase price, Mr. Rowe may receive from the Corporation a payment for a period of four years following the closing of the acquisition of up to $258,750 at the end of each year, based on certain performance criteria. The amount paid to Mr. Rowe by the Corporation in fiscal 2005 was $258,750.

          Operating as Kinghorn Insurance Services, Inc., the agency is a subsidiary of the Corporation's insurance subsidiary, First Southeast Insurance Services, Inc. Mr. Rowe entered into an Employment Agreement with First Southeast Insurance Services effective as of the close of the transaction. The agreement has a term of four years, provides for a base annual salary of approximately $159,900 and for participation in certain benefit programs of the Corporation. The agreement was extended for one year to expire May 31, 2006.

          Applicable laws and regulations require that all loans or extensions of credit by First Federal to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all employees and does not give preference to any insider over any employee) and does not involve more than the normal risk of repayment or present other unfavorable features. First Federal has adopted policies that comply with these provisions.

SHAREHOLDER PROPOSALS

          Article II, Section 15 of the Corporation's Bylaws provides that any new business to be taken up at the Meeting shall be stated in writing and filed with the Secretary of the Corporation in accordance with the provisions of the Corporation's Certificate of Incorporation. Article XI of the Certificate of Incorporation provides that notice of a shareholder's intent to make a nomination or present new business at the Meeting ("shareholder notice") must be given not less than 30 days nor more than 60 days prior to the date of the Meeting; provided, however, that if less than 31 days notice of the Meeting is given to shareholders by the Corporation, such notice shall be delivered or mailed to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the Meeting was mailed to shareholders. If properly made, such nominations or new business shall be considered by shareholders at the Meeting.

          In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received by

Dorothy B. Wright, Corporate Secretary, First Financial Holdings, Inc. 2440 Mall Drive, Charleston, South Carolina 29406, no later than August 19, 2006. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act.

OTHER MATTERS

          The Board is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies. The cost of solicitation of proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone without additional compensation.

          The Board has established a process for shareholders and other interested parties to communicate directly with the Chairman of the Board or with the non-management directors individually or as a group. Any shareholder or other interested party who desires to contact one or more of First Financial's directors, including the Board's Chairman, may send a letter to the following address:

Board of Directors (or Chairman or name of individual director)
c/o Dorothy B. Wright, Corporate Secretary
First Financial Holdings, Inc.
2440 Mall Drive, Suite 100
Charleston, SC 29406

          All such communications will be forwarded to the appropriate director or directors specified in such communications as soon as practicable.

          In addition, any shareholder or interested party who has any concerns or complaints relating to accounting, internal accounting controls or auditing matters, may contact the Audit Committee by writing the following address:

First Financial Holdings, Inc. Audit Committee
c/o Dorothy B. Wright, Corporate Secretary
First Financial Holdings, Inc.
2440 Mall Drive, Suite 100
Charleston, SC 29406

ANNUAL REPORT TO SHAREHOLDERS

          A copy of the Annual Report to Shareholders and the Annual Report on Form 10-K for the fiscal year ended September 30, 2005, are being mailed to each address of record as of the close of business on the Voting Record Date together with these proxy materials. THE ANNUAL REPORT ON FORM 10-K AND THE ANNUAL REPORT TO SHAREHOLDERS ARE NOT A PART OF THE CORPORATION'S PROXY SOLICITING MATERIAL.

BY ORDER OF THE BOARD OF DIRECTORS
Dorothy B. Wright
Corporate Secretary
Charleston, South Carolina
December 20, 2005

Appendix A

FIRST FINANCIAL HOLDINGS, INC.
AUDIT COMMITTEE CHARTER
September 22, 2005

          Purpose of the Audit Committee

          Members of the Audit Committee ("Committee") of First Financial Holdings, Inc. ("Corporation") are nominated by the Corporate Governance / Nominating Committee and appointed by the Board of Directors of the Corporation ("Board of Directors"). The Committee assists the Board of Directors in overseeing:

  The accounting and financial reporting processes of the Corporation and the audits of the Corporation's financial statements

  The integrity of the financial statements of the Corporation

  The systems of internal accounting and financial controls

  The external auditor's qualifications and independence

  The performance of the internal audit department and the external auditors

  The compliance by the Corporation with legal and regulatory requirements

          Composition of the Committee

          Committee members shall meet the requirements of the NASDAQ Stock Market, Inc. Marketplace Rules ("NASDAQ") and the Securities and Exchange Commission ("SEC"), as such requirements are interpreted by the Board of Directors in its business judgment. The Committee shall be comprised of at least three members, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. No member of the Committee shall have participated in the preparation of the financial statements of the Corporation (or any of its subsidiaries) in the past three years. All members of the Committee shall have a basic understanding of financial and accounting matters and be able to read and understand fundamental financial statements and at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Board of Directors may designate at least one Committee member as an "audit committee financial expert" as the SEC defines that term and as the Board interprets such qualification in its business judgment consistent with such definition.

          If a Committee member ceases to be independent for reasons outside the Committee member's reasonable control, his or her membership on the Committee may continue until the earlier of the Corporation's next annual shareholders' meeting or one year from the occurrence of the event that caused the failure to qualify as independent. The Corporation shall provide notice to NASDAQ immediately upon learning of the event or circumstance that caused the non-compliance.

          The members of the Committee shall be appointed by the Board of Directors and may be replaced by the Board of Directors as they deem necessary.

          Committee Meetings

          The Committee shall meet at least seven times each year, and more frequently as circumstances dictate. The Committee Chairman (with input from Committee members, management, and key Committee advisors) shall prepare and/or approve an agenda in advance of each meeting. The Committee shall meet periodically in separate executive sessions with management, the senior internal audit executive and the external auditor and have such other direct and independent interaction with such persons from time to time as the members of the Committee deem appropriate. The Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or external auditor to attend a Committee meeting or to meet with any members of, or consultants to, the Committee.

          A majority of the members of the Committee will constitute a quorum. Any act of a majority of the members present at any meeting at which a quorum is present shall be an act of the Committee.

          Committee Authority and Responsibilities

          The Committee shall have the sole authority to appoint, determine funding for, oversee and terminate the Corporation's external auditors. The Committee shall be directly responsible for the compensation and oversight of the work of the external auditor (including resolution of disagreements between management and the external auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The external auditor shall report directly to the Committee.

          The Committee shall pre-approve all auditing services, internal control-related services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its external auditor, subject to the de minimis exception for non-audit services that are approved by the Committee prior to the completion of the audit. The Committee shall review and discuss with the external auditor any documentation supplied by the external auditor as to the nature and scope of any tax services to be approved, as well as the potential effects of the provision of such services on the external auditor's independence. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee for ratification at its next scheduled meeting.

          The Committee shall have the authority (to the extent it deems necessary or appropriate) to engage and determine funding for independent legal, accounting or other advisors with funding provided by the Corporation. The Corporation shall provide for appropriate funding (as determined by the Committee) for payment of (a) compensation to the external auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services for the Corporation, (b) compensation to any advisor referred to in the immediately preceding sentence, and (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

          The Committee shall make regular reports to the Board of Directors. The Committee shall review and reassess the adequacy of this Audit Committee Charter ("Charter") annually and recommend any proposed changes to the Board of Directors for approval. The Charter shall be published in accordance with SEC regulations.

The Committee shall:

Financial Statement and Disclosure Matters

  Prior to filing the Corporation's Annual Report on Form 10-K ("Form 10-K"), review and discuss with management and the external auditor the annual audited financial statements and the disclosures made in management's discussion and analysis, and recommend to the Board of Directors whether the audited financial statements should be included in the Corporation's Form 10-K.

  Prior to filing the Corporation's Quarterly Reports on Form 10-Q ("Form 10-Q"), review and discuss with management and the external auditor the Corporation's quarterly financial statements, including the results of the external auditor's review of the quarterly financial statements, and the disclosures made in management's discussion and analysis.

  Discuss with management and the external auditor significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements, including any significant changes in the Corporation's selection or application of accounting principles.

  Review and discuss with management and the external auditor any major issues as to the adequacy of the Corporation's internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

  Review and discuss with management, the senior internal audit executive, and the external auditor the Corporation's internal controls report and the external auditor's attestation of the report prior to the filing of the Corporation's Form 10-K.

  Review and discuss the Corporation's Form 10-Q with the external auditors on:

    all critical accounting policies and practices to be used;

    all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the external auditor; and

    other material written communications between the external auditor and management, such as any management letter or schedule of unadjusted differences.

  Review and discuss with management the Corporation's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussions generally consist of discussing the types of information to be disclosed in the release and the types of presentations to be included in the release.

  Discuss with management any material legal proceedings and contingent liabilities that need to be disclosed.

  Discuss with management and the external auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Corporation's financial statements.

  Discuss with management the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation's risk assessment and risk management policies.

  Discuss with the external auditor the matters required to be discussed by Statement of Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

  Review disclosures made to the Committee by the Corporation's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation's internal controls.

  Ensure that a public announcement of the Corporation's receipt of an audit opinion that contains a going concern qualification is made promptly.

  Prepare the Audit Committee Report for inclusion in the Corporation's annual meeting proxy statement, consulting with the Corporation's legal counsel, if necessary.

  Oversight of the Corporation's Relationship with the External Auditor

  Review and evaluate the qualifications of the lead partner of the external audit team.

  Obtain and review a report from the external auditor at least annually regarding (a) the external auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years with respect to one or more independent audits carried out by the firm and (c) any steps taken to address any such issues. Evaluate the qualifications, performance and independence of the external auditor, including whether the external auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the external auditor's independence, and taking into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the external auditor to the Board of Directors.

  Obtain from the external auditor a formal written statement delineating all relationships between the external auditor and the Corporation. It is the responsibility of the Committee to actively engage in a dialogue with the external auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the external auditor and for purposes of taking, or recommending that the full Board of Directors take, appropriate action to oversee the independence of the external auditor.

  Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

  Recommend to the Board of Directors, policies for the Corporation's hiring of employees or former employees of the external auditor.

  Meet with the external auditor prior to the audit to discuss the planning and staffing of the audit.

  Oversight of the Corporation's Internal Audit Department

  Review the appointment, performance, and replacement of the senior internal audit executive.

  Review the significant reports to management prepared by the internal audit department and management's responses.

  Discuss with the external auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

  Compliance Oversight Responsibilities

  Obtain from the external auditor assurance that if it detects or becomes aware of any illegal act, to assure that the Committee is adequately informed and to provide a report if the external auditor has reached specified conclusions with respect to such illegal acts.

  Obtain reports from management, the senior internal audit executive, and the external auditor that the Corporation and any subsidiaries are in conformity with applicable legal requirements and the Corporation's Code of Business Conduct and Ethics. Advise the Board of Directors with respect to the Corporation's policies and procedures regarding compliance with applicable laws and regulations and with the Corporation's Code of Business Conduct and Ethics.

  Review and approve, if appropriate, all related party transactions.

  Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

  Discuss with management and the external auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Corporation's financial statements or accounting policies.

  Discuss with the Corporation's legal counsel legal matters that may have a material impact on the financial statements and the Corporation's compliance policies.

Limitation of Audit Committee's Role

          While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the external auditor. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Corporation from whom and from which he or she receives information and the accuracy of the financial and other information provided to the Committee by such persons or organizations, absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).